UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2018

J. Alexander’s Holdings, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	001-37473	47-1608715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, TN	37203
(Address of Principal Executive Offices)	(Zip Code)

(615) 269-1900

Registrant’s telephone number, including area code

Not applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry Into a Material Definitive Agreement

Amendment of Merger Agreement with 99 Restaurants, LLC

On January 30, 2018, J. Alexander’s Holdings, Inc., a Tennessee corporation (“the “Company”), executed an Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger, dated August 3, 2017 (the “Merger Agreement”), by and among the Company, J. Alexander’s Holdings, LLC, a Delaware limited liability company, Nitro Merger Sub, Inc., a Tennessee corporation, Cannae Holdings, LLC f/k/a Fidelity National Financial Ventures, LLC, a Delaware limited liability company, Fidelity Newport Holdings, LLC, a Delaware limited liability company and 99 Restaurants, LLC, a Delaware limited liability company. Pursuant to the Amendment, it is no longer a condition to the closing of the transactions contemplated by the Merger Agreement (the “Transactions”) that the Company obtain shareholder approval to amend Section 13 of the Company’s Amended and Restated Charter (the “Charter”) to remove the applicability of the Tennessee Control Share Acquisition Act (“CSAA”), which requires the affirmative vote of holders of 66 2/3 percent of the outstanding shares of the Company’s Common Stock. The CSAA proposal remains on the ballot but the approval of the CSAA proposal is no longer a condition to the consummation of the Transactions. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 2.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 30, 2018, the Company issued a press release announcing that the Special Meeting of the Company’s Shareholders (the “Special Meeting”) held on January 30, 2018 at 2:00 PM Central Standard Time was convened and adjourned, without any formal business being conducted other than the adjournment, to allow additional time for shareholders to consider the supplementary information in the Amendment and the Second Supplement to the Proxy Statement filed with the Securities and Exchange Commission on January 30, 2018 and to solicit more votes from shareholders. At the Special Meeting, Lonnie J. Stout II, the Company’s Chief Executive Officer and Chair of the Special Meeting, announced that the Special Meeting would reconvene on February 1, 2018 at 2 p.m., Central Standard Time, at the same location, Loews Vanderbilt Hotel, 2100 West End Avenue, Nashville, Tennessee 37203. There was no change to the Record Date.

Item 8.01. Other Events.

The disclosures in Item 1.01 and Item 5.07 hereof are repeated and restated herein. A copy of the press release announcing the execution of the Amendment and the adjournment of the Special Meeting is attached hereto as Exhibit 99.1.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

In connection with the safe harbor established under the Private Securities Litigation Reform Act of 1995, J. Alexander’s Holdings, Inc. (the “Company,” “J. Alexander’s” or “JAX”) cautions that certain information contained or incorporated by reference in this report and its other filings with the Securities and Exchange Commission (the “SEC”), in its press releases and in statements made by or with the approval of authorized personnel is forward-looking information that involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements contained herein. Forward-looking statements discuss the Company’s current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “would,” “can,” “should,” “likely,” “anticipate,” “potential,” “estimate,” “pro forma,” “continue,” “expect,” “project,” “intend,” “seek,” “plan,” “believe,” “target,” “outlook,” “forecast,” the negatives thereof and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements include all statements that do not relate solely to historical or current facts, including statements regarding the Company’s expectations, intentions or strategies and regarding the future. The Company disclaims any intent or obligation to update these forward-looking statements.

Important factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include, among other things: the fact that certain directors and executive officers of the Company and 99 Restaurants, LLC (“99 Restaurants”) may have interests in the transactions that are different from, or in addition to, the interests of the Company’s shareholders generally; uncertainties as to whether the requisite approvals of the Company’s shareholders will be obtained; the risk of shareholder litigation in connection with the transactions and any related significant costs of defense, indemnification and liability; the possibility that competing offers will be made; the possibility that various closing conditions for the transactions may not be satisfied or waived; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including circumstances that may give rise to the payment of a termination fee by the Company; the effects of disruptions to respective business operations of the Company or 99 Restaurants resulting from the transactions, including the ability of the combined company to retain and hire key personnel and maintain relationships with suppliers and other business partners; the risks associated with the future performance of the business of 99 Restaurants; the risks of integration of the business of 99 Restaurants and the possibility that costs or difficulties related to such integration of the business of 99 Restaurants will be greater than expected; the risk that the Company may not be able to obtain borrowing pursuant to an amendment of its existing credit facility on favorable terms, or at all, in order to repay the debt assumed in connection with the consummation of the transactions; the possibility that the anticipated benefits and synergies from the proposed transactions cannot be fully realized or may take longer to realize than expected; the fact that the Company has incurred and will continue to incur substantial transaction-related costs; and the fact that the transactions will dilute the Company’s economic interest in certain operating subsidiaries of the Company, and any increase in total revenue, income and cash flows of such operating subsidiaries as a result of the transactions may not outweigh such dilution. Further, the business of 99 Restaurants and the business of the Company remain subject to a number of general risks and other factors that may cause actual results to differ materially. There can be no assurance that the proposed transactions will in fact be consummated.

Additional information about these and other material factors or assumptions underlying such forward looking statements are set forth in the reports that the Company files from time to time with the SEC, including those items listed under the “Risk Factors” heading in Item 1.A of the Company’s Annual Report on Form 10-K for the year ended January 1, 2017, and in its subsequent Quarterly Reports on Form 10-Q, including for the quarters ended October 1, 2017, July 2, 2017, and April 2, 2017. The foregoing list of risk factors is not exhaustive. These risks, as well as other risks associated with the contemplated transactions, are more fully discussed in the definitive proxy statement filed with the SEC on December 21, 2017, as supplemented. These forward-looking statements reflect the Company’s expectations as of the date of this communication. The Company disclaims any intent or obligation to update these forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

The Company cautions shareholders and other interested parties that certain statements and assumptions included in this document include, make reference to, or otherwise rely on historical results of financial operations and projected financial information of 99 Restaurants as reported to us by 99 Restaurant’s management team without our independent verification.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, the Company has filed with the SEC a definitive proxy statement on Schedule 14A on December 21, 2017, which has been mailed to the Company’s shareholders on or about December 22, 2017. The Company has filed with the SEC a First Supplement to the Proxy Statement on January 22, 2018 and a Second Supplement to the Proxy Statement on January 30, 2018. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY

STATEMENT AND ACCOMPANYING WHITE PROXY CARD REGARDING THE PROPOSED MERGER , AS SUPPLEMENTED, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY FURTHER AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement and other filings containing information about the Company at the SEC’s website at www.sec.gov. The definitive proxy statement and the other filings may also be obtained free of charge at the Company’s “Investor Relations” website at investor.jalexandersholdings.com under the tab “More” and then under the tab “SEC Filings.”

PARTICIPANTS IN THE SOLICITATION

The Company and certain of its respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed merger. Information about the directors and executive officers of the Company and their ownership of Company common stock is set forth in the proxy statement for the Company’s 2017 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 11, 2017, and the definitive proxy statement for the Company’s meeting of shareholders to vote on the proposed merger, as filed with the SEC on December 21, 2017. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transactions are included in the above-referenced definitive proxy statement regarding the proposed merger. Free copies of these documents may be obtained as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit 2.1	Amendment No. 1 to Agreement and Plan of Merger by and among J. Alexander’s Holdings, Inc., J. Alexander’s Holdings, LLC, Nitro Merger Sub, Inc., Cannae Holdings, LLC f/k/a Fidelity National Financial Ventures, LLC, Fidelity Newport Holdings, LLC and 99 Restaurants, LLC, dated as of January 30, 2018

Exhibit 99.1	Press Release, dated January 30, 2018, issued by J. Alexander’s Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

J. Alexander’s Holdings, Inc.

Date: January 30, 2018	By:	/s/ Mark A. Parkey
Mark A. Parkey
Chief Financial Officer & Executive Vice President

4